UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 22, 2012

FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hudson Street Jersey City, New Jersey (Address of Principal Executive Offices)	07302 (Zip Code)

Registrant’s telephone number, including area code:  (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On May 22, 2012, the Registrant, Franklin Credit Holding Corporation (the “Company”), commenced a solicitation of votes on the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation (the “Prepackaged Plan”) from the Company’s creditors.  The Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation (the “Disclosure Statement”), which describes the Prepackaged Plan, and a copy of the Prepackaged Plan are attached as exhibits to this Current Report on Form 8-K.

Franklin Credit Management Corporation (“FCMC”), the mortgage servicing subsidiary of the Company, is not proposing or planning to file for bankruptcy.

The primary objective of the Plan of Reorganization is to spin off  the Company’s 80% interest in FCMC to its shareholders.  The potential benefits of a spinoff of FCMC from the Company include:

•
enabling the Company’s stockholders to potentially retain some value in the Company, which would not be likely without the spinoff due to the Company’s significant consolidated losses, significant stockholders’ deficit, inability to repay its outstanding debt to the Bank, and going concern uncertainty of the consolidated Company;

•	enhancing the ability of FCMC to develop new business opportunities; and,

•	providing FCMC with potential financing and capital raising opportunities that are not available to FCMC as long as it is a part of the Company.

The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been distributed to the Company’s creditors in connection with the Company’s proposed reorganization proceeding.  The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth in the Disclaimer and Article IX, Certain Risk Factors and Other Considerations.  The Company also refers to the limitations and qualifications contained in the Prepackaged Plan.  All information contained in the Prepackaged Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Prepackaged Plan, actions of third parties or otherwise.

If the Prepackaged Plan is approved by creditors, the Company will file a voluntary petition in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”).  The Company anticipates that it will continue to operate its business and manage its properties as a debtor-in-possession in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. As FCMC, the mortgage servicing subsidiary of the Company, is not proposing or planning to file for bankruptcy, it will continue to operate its servicing business unaffected by the Prepackaged Plan of Reorganization of Franklin Credit Holding Corporation.

If the Prepackaged Plan is approved by creditors and confirmed by the Bankruptcy Court, the Company will liquidate substantially all of its assets, pursuant to the terms of the Prepackaged Plan, with the proceeds or the fair market value of such assets being distributed in accordance with the Bankruptcy Code and the terms of the Prepackaged Plan.  The Company refers to the Disclosure Statement and the Prepackaged Plan for information concerning the effects of confirmation of the Prepackaged Plan, and the occurrence of the Effective Date (as defined in the Prepackaged Plan).

There can be no assurance that creditors of the Company will vote to accept the Prepackaged Plan, that a case under chapter 11 of the United States Bankruptcy Code will be commenced by the Company, or that the United States Bankruptcy Court will confirm the Prepackaged Plan.

This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Prepackaged Plan.  The solicitation of votes is being made pursuant to and in accordance with the Disclosure Statement and applicable law.

The information furnished on this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD–LOOKING STATEMENTS

This Current Report on Form 8-K, including the Exhibits being furnished as part of this report, as well as other statements made by the Company may contain forward-looking statements that reflect, when made, the Company’s current views with respect to the current events and valuation of its assets and liabilities.  In some cases, you can identify the forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates, “ “believes,” “intend,” “estimates,” “project,” “predicts,” “potential” or “continue,” the negative of these terms and comparable terminology.  These forward-looking statements are based on management’s belief as well as assumptions made by and information available to management at the time the disclosed information was prepared.  Such statements contain certain risks, uncertainties, and assumptions.  Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Important factors that could cause actual results to differ from those in the Company’s specific forward-looking statements include, but are not limited to, the following:  the terms of any reorganization plan ultimately confirmed by the Bankruptcy Court; the Company’s ability to obtain the Bankruptcy Court’s approval with respect to motions in the chapter 11 case prosecuted from time to time; the ability of the Debtor to prosecute, confirm and consummate a reorganization plan in the chapter 11 case; and risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity periods for the Company to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or to convert the case to a case under chapter 7 of the Bankruptcy Code.  Additional factors that could affect future results are described in the Company’s filings with the Commission, including, but not limited to, those factors discussed under the captions “Risk Factors,” “Interest Rate Risk” and “Real Estate Risk” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 23, 2012, and Quarterly Reports on Form 10-Q.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities and common stock. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1*	Disclosure Statement Soliciting Acceptances of Prepackaged Plan of Reorganization of the Registrant dated May 22, 2012.

99.2*	Prepackaged Plan of Reorganization of the Registrant dated May 22, 2012.

99.3*	Form of Liquidation Manager Agreement.

99.4*	Form of Promissory Note of Franklin Credit Management Corporation made payable to the order of the Registrant.

99.5*	Form of Guaranty of Thomas J. Axon.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2012

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Kevin P. Gildea
Name:	Kevin P. Gildea
Title:	Chief Legal Officer and Secretary